UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			   Washington, D.C. 20549

				  ----------

				   FORM 8-K

				CURRENT REPORT
		      PURSUANT TO SECTION 13 OR 15(d)
		   OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 12, 1997


			       3Com Corporation
	     (Exact name of registrant as specified in its charter)


	California                     0-12867              94-2605794
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer)
incorporation or organization)                          Identification No.)



    5400 Bayfront Plaza                                       95052
  Santa Clara, California                                  (Zip Code)
(Address of principal executive offices)




Registrant's telephone number, including area code:  (408) 764-5000


==========================================================================

Item 2.         Acquisition or Disposition of Assets

	On June 12, 1997, pursuant to an Agreement and Plan of Merger dated February 26, 1997 and amended as of March 14, 1997 (the "Agreement"), among 3Com Corporation, a California corporation (the "Company"), TR Acquisitions Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), 3Com (Delaware) Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("3Com Delaware"), and U.S. Robotics Corporation, a Delaware corporation ("USR"), 3Com Delaware acquired all outstanding securities of USR through the merger of Sub with and into USR, which became a wholly-owned subsidiary of 3Com Delaware.
Under the terms of the Agreement, shareholders of USR transferred all of the outstanding shares of common stock of USR to the Sub, in exchange for which they received an aggregate amount of approximately 158 million shares of USR common stock. In addition to the shares of 3Com common stock issued for outstanding shares of USR's common and preferred stock, 3Com assumed all the outstanding options of USR in exchange for options to acquire approximately 31 million shares of 3Com common stock. The exchange ratio for the conversion into 3Com common stock was 1.75 shares for each outstanding share of USR common stock and each share of USR common stock subject to an option. The acquisition was accounted for as a pooling of interests.

	Prior to the Agreement, no material relationship existed between the Company and USR or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

	U.S. Robotics is the leading supplier of products and
systems for accessing information across the wide area
network, including modems and remote access products.   The
Company intends to continue such business.

	Immediately prior to the closing of the merger, 3Com reincorporated in Delaware and USR redeemed certain rights outstanding under its Rights Plan.


Item 7.         Financial Statements, Pro Forma Financial
		Information and Exhibits

		(a)     The financial statements of USR
			required pursuant to Rule 3-05 of Regulation S-X were previously reported in USR's Registration Statement on Form 10-K, as filed with the Securities and Exchange Commission on November 9, 1996, USR's Registration Statement on Form 10-Q, as filed with the Securities and Exchange Commission on February 12, 1997, and USR's Registration Statement on Form 10-Q, as filed with the Securities and Exchange Commission on April 14, 1997 and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

		(b)     The pro forma financial information
			of USR required pursuant to Article 11 of Regulation S-X was previously reported in the Company's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on March 17, 1997, as amended, and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.



		(c)     Exhibits

			Exhibit No.     Description

			  2.1           Agreement and Plan of
					Merger dated February 26, 1997
					among 3Com Corporation, TR
					Acquisitions Corporation,
					3Com Delaware Corporation,
					and U.S. Robotics Corporation,
					incorporated by reference
					to Exhibit 2.1 previously filed as an
					Exhibit to the Company's
					Form 8-K filed on February 27, 1997.
					(File No. 0-12867)

			  2.2           Amended and Restated
					Agreement and Plan of Merger
					dated March 14, 1997 among
					3Com Corporation, TR
					Acquisitions Corporation,
					3Com Delaware Corporation
					and U.S. Robotics
					Corporation, incorporated by reference
					to Exhibit 2.1 previously
					filed as an Exhibit to the Company's
					Form S-4 filed on March 17,
					1997.  (File No. 333-23465)





				 SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	3COM CORPORATION



June 26, 1997                  By:        /s/  Christopher B. Paisley
					  ---------------------------
					  Christopher B. Paisley
					  Senior Vice President, Finance and
					  Chief Financial Officer
					  (Principal Financial and
					  Accounting Officer)